SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 16, 2003

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Transcript of the Company's third fiscal quarter earnings release presentation on October 16, 2003.

	99.2	Slide presentation accompanying the Company's third fiscal quarter earnings release presentation.

Item 12.	Results of Operations and Financial Condition.

On October 16, 2003, Georgia-Pacific Corporation issued a press release announcing financial results for the fiscal quarter ended September 27, 2003, a copy of which was previously furnished with the Company's Form 8-K filed on October 16, 2003.

Also on October 16, 2003, the Company conducted a public conference call and webcast to discuss its third fiscal quarter financial results. A transcript of the Company's presentation on the conference call and the accompanying slide presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference. An audio replay of the conference call also is available until November 14, 2003 at the Company's Internet website, www.gp.com, under the section entitled Investor Information - Webcast - Georgia-Pacific Third Quarter 2003 Earnings Release and Conference Call.

The information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Certain statements contained in the transcript of the Company's third fiscal quarter earnings release presentation and the slide presentation accompanying such presentation, including statements regarding the company's expected business outlook, anticipated levels of demand and pricing, and future economic conditions, are forward-looking statements (as such term is defined under the federal securities laws), are based on current expectations, and are subject to risks and uncertainties. Actual results could differ materially as a result of factors including, but not limited to, the effect of general economic conditions on the demand for consumer products, building products, and pulp and paper, the corresponding level of demand for and cost of wood fiber, wastepaper, energy and other costs, the effect of changes in the productive capacity of manufacturers of competitive products, unanticipated expenditures with respect to environmental, safety and health laws, the current military action in Iraq and the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and other factors listed in Georgia-Pacific Corporation's Securities and Exchange Commission filings, including its report on Form 10-Q for the fiscal quarter ended June 28, 2003.

The accuracy of statements relating to the company's asbestos liabilities and defense costs is also subject to a number of risks, uncertainties and assumptions, including the rate at which new asbestos claims will be filed, the cost of defending and resolving pending and future claims, the occurrence of various types of diseases among the general population, the continued solvency of insurance companies which wrote product liability policies for Georgia-Pacific, the applicability to Georgia-Pacific of court decisions involving other companies which establish precedents for the allocation and payment of insurance coverages, and other factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 23, 2003

GEORGIA-PACIFIC CORPORATION

		By:	/s/ KENNETH F. KHOURY

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Transcript of the Company's third fiscal quarter earnings release presentation on October 16, 2003.

99.2	Slide presentation accompanying the Company's third fiscal quarter earnings release presentation.